SPROTT LOAN	12 Months Ended
Aug. 31, 2019
Sprott Loans Abstract
SPROTT LOAN [Text Block]

7. SPROTT LOAN

On August 15, 2019 the Company announced it had entered into a credit agreement with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced $20.0 million principal senior secured credit facility ("Sprott Facility").  The loan was drawn August 21, 2019 and is due August 21, 2021 with the Company holding the option to extend the maturity date by one year in exchange for a payment in common shares or cash of three percent of the outstanding principal amount.  All amounts outstanding will be charged interest of 11% per annum compounded monthly.  Interest payments will be made monthly with interest of $73 having been paid to Sprott during fiscal 2019.

The Company is required to maintain certain minimum working capital and cash balances under the Sprott loan and are in compliance with these covenants at year end.

All fees directly attributable to the Sprott Facility were capitalized against the loan balance and amortized using the effective interest method over the life of the loan.  In connection with the advance the Company issued Sprott 800,000 common shares worth $1,000.  Additional fees of $225 were also incurred.  Effective interest of $83 was also recognized during fiscal 2019.